Note 5. Accounts Receivable	12 Months Ended
Dec. 31, 2011
Trade and Other Accounts Receivable, Policy [Policy Text Block]

5. Accounts Receivable

Accounts receivable are recorded at the amounts invoiced to customers, less an allowance for discounts and doubtful accounts. Management estimates the allowance based on a review of the portfolio taking into consideration historical collection patterns, the economic climate and aging statistics based on contractual due dates. Accounts are written off to the allowance once collection efforts are exhausted.

	Balance at		Net	Balance at
	Beginning	(Recovery)	Write-offs &	End
Allowance for Discounts and Doubtful Accounts:	of Period	Provision	Adjustments	of Period

Year ended December 31, 2011	$ 400	$ 266	$ 84	$ 750
December 3, 2010 through December 31, 2010	400	(20)	20	400
January 1, 2010 through December 2, 2010	400	(105)	105	400
Year ended December 31, 2009	900	1,139	(1,639)	400

Due to the current economic crisis in Europe, the Company has increased its allowance for discounts and doubtful accounts as the collection of a small portion of the receivables balance in this region has been determined to be at risk.  The Company, however, is not aware of any material European-based customer balances that will not be collected.

In 2009, the Company wrote off a receivable from a Venezuelan-based customer in the amount of $1,287.  The Company received $649 and $200 recovery of this receivable in 2011 and 2010, respectively.